UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 14, 2012

COMMERCIAL BARGE LINE COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	333-124454-12	03-0552365
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 E. Market Street, Jeffersonville, Indiana		47130
(Address of principal executive offices)		(Zip Code)

(812) 288-0100

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of directors or certain officers; election of directors; appointment of certain officers; compensatory arrangements of certain officers.

On January 17, 2012, Paul Bridwell informed American Commercial Lines Inc. (“ACL”) that he would be transitioning out of his role as Chief Restructuring Officer for ACL and its affiliated companies, including Commercial Barge Line Company (the “Company”).

On January 14, 2012, a Compensation Committee appointed by the Board of Directors of the Company approved an addendum to the employment offer accepted April 25, 2008 by Dawn R. Landry, Senior Vice President and General Counsel of the Company. The addendum provides for twelve months severance based on Ms. Landry’s then current base salary in the event the Company terminates her employment without cause.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL BARGE LINE COMPANY

Date: January 18, 2012	By:	/s/ Dawn R. Landry
Dawn R. Landry
Senior Vice President, General Counsel